                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 ------------

                                  FORM 8-K/A

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

                             ---------------------


       Date of Report (Date of earliest event reported):  April 27, 1999

                         FULTON FINANCIAL CORPORATION
                         ----------------------------
            (Exact name of registrant as specified in its charter)


    Pennsylvania                         0-10587                              23-2195389
    ------------                         -------                              ----------
(State of Incorporaton)          (Commission File Number)          (IRS Employer Identification No.)


          One Penn Square
      Lancaster, Pennsylvania                                 17602
      -----------------------                                 -----
(Address of principal executive offices)                    (Zip Code)


                                (717) 291-2411
                                --------------
                        (Registrant's telephone number,
                             including area code)

                                      N/A
                                      ---
         (Former name or former address, if changed since last report)


The purpose of this amendment is to file corrected pages to an exhibit previously filed on Form 8-K.
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Item 5.   Other Events.

     Exhibit 99 replaces pages 1 and 14 of the previously filed Amended and Restated Rights Agreement.

Item 7.   Exhibits.

Exhibit No.          Description
-----------          -----------

 99    Pages 1 and 14 of Amended and Restated Rights Agreement.
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                                   SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FULTON FINANCIAL CORPORATION



                                        By:___________________________
                                           Name:
                                           Title:

Dated:  June __, 1999
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                                 EXHIBIT INDEX

Exhibit No.                        Description
-----------                        -----------

99              Pages 1 and 14 of Amended and Restated Rights Agreement